UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2009

LCA-VISION INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27610	11-2882328
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7840 Montgomery Road, Cincinnati, Ohio		45236
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (513) 792-9292

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 27, 2009, LCA-Vision Inc. (“LCA-Vision” or the “company”) issued a press release to report financial results for the three and nine months ended September 30, 2009. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On October 26, 2009, management of the company decided to close 10 underperforming vision centers by the end of 2009 and to reduce its workforce by 15% in order to preserve cash.  The 70 positions to be eliminated include reductions from the closing vision centers, the company’s call center, and corporate and regional offices.  These actions are expected to reduce annual expenses in excess of $4,000,000 annually.  LCA-Vision expects to incur aggregate costs of $4,100,000 in the fourth quarter of 2009, including $3,800,000 in center closure costs and $300,000 in one-time severance costs.  All of these costs will result in future cash expenditures and will be expensed in the quarter ending December 31, 2009.

Item 2.06  Material Impairments.

In the financial statements for the three and nine months ended September 30, 2009, LCA-Vision will record an impairment charge to reduce the carrying amount of long-lived assets by $4,377,000 as a result of the event described in Item 2.05, which is incorporated by reference into this Item 2.06.  Based on this evaluation, the company determined that leasehold improvements with a carrying amount of $1,925,000 and excimer lasers with a carrying amount of $3,655,000 were no longer recoverable and were in fact impaired.  The leasehold improvements are being written down to their estimated fair value of zero.  We adjusted the carrying value of the excimer lasers to their fair value, which the company determined based on discounted cash flows and estimated market prices of similar assets.  Because of deteriorating market conditions (i.e., rising interest rates and less marketplace demand), it is reasonably possible that the company’s estimate of discounted cash flows may change in the near term resulting in the need to adjust its determination of fair value.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.

99.1       Press release dated October 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.

/s/ Michael J. Celebrezze
Michael J. Celebrezze
Senior Vice President of Finance,
Chief Financial Officer and Treasurer

Date:  October 27, 2009